Exhibit (a)(1)(B)

Letter of Transmittal

To Tender Common Shares Pursuant to the

Offer to Purchase

Dated November 26, 2012

by

VICOR CORPORATION

Via a Modified Dutch Auction

Up to 4,651,162 Shares of its Common Stock

at a Purchase Price Not Greater Than $5.38 Per Share Nor Less Than $4.30 Per Share

For Not More Than $20,000,000 Cash

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON DECEMBER 21, 2012, UNLESS THE OFFER IS EXTENDED.

Computershare Trust Company, N.A.

By Overnight Courier:	By Mail:
Computershare Trust Company, N.A. Attn Corp Actions 250 Royall St. Suite V Canton, MA 02021	Computershare Trust Company, N.A. Attn Corp Actions P.O. Box 43011 Providence, RI 02940-3011

By Facsimile Transmission:

For Eligible Institutions Only:

(617) 360-6810

For Confirmation Only Telephone:

(781) 575-2332

YOU SHOULD READ CAREFULLY THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS LETTER OF TRANSMITTAL TO BE PROPERLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF THE ABOVE ADDRESSES BEFORE OUR OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS). DELIVERY OF THIS LETTER OF TRANSMITTAL TO ANOTHER ADDRESS WILL NOT CONSTITUTE PROPER DELIVERY. DELIVERIES TO US, THE INFORMATION AGENT OR THE BOOK-ENTRY TRANSFER FACILITY WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A PROPER DELIVERY.

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)
Name(s) and Address(es) of Registered Holder(s) (please fill in exactly as name(s) appear(s) on Certificate(s))	Shares Tendered For Certificates Enclosed (Attach Additional Signed List if Necessary)
	Certificate Number (1)	Total Number of Shares Evidenced by Certificate(s)	Number of Shares Tendered (2)

Total Certificated Shares Tendered:
Total Shares Tendered by Book-Entry:
Total Shares Tendered:

(1)  Need not be completed by holders who tender shares by book-entry transfer.

(2)  Unless otherwise indicated, it will be assumed that all Common Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

WHEN SHOULD YOU USE THIS LETTER OF TRANSMITTAL?

You should complete this Letter of Transmittal only if:

•	You are including with this Letter of Transmittal certificates representing shares that you are tendering; or

•

You are concurrently tendering shares by book-entry transfer to the account maintained by the depositary at The Depository Trust Company (the “book-entry transfer facility”) pursuant to Section 3 of the Offer to Purchase and you are not using an agent’s message (as defined in Instruction 2).

ADDITIONAL INFORMATION REGARDING TENDERED SHARES

☐	Check here if any certificate evidencing the shares you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated. If so, you must complete an Affidavit of Loss and return the executed Affidavit of Loss with your Letter of Transmittal. A bond may be required to be posted by you to secure against the risk that the certificates may be re-circulated and you may be required to pay a fee. Please call Computershare Trust Company, N.A., the Depositary and the Company’s transfer agent for the Common Shares, at (800) 546-5141, for instructions as to obtaining an Affidavit of Loss. See Instruction 12.

☐	Check here if tendered shares are being delivered by book-entry transfer made to an account maintained by the depositary with the book-entry transfer facility and complete the following (only financial institutions that are participants in the system of the book-entry transfer facility may deliver shares by book-entry transfer):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Name(s) of Registered Owner(s):

Account Number:

PRICE AT WHICH YOU ARE TENDERING

(See Instruction 5)

YOU MUST CHECK ONE BOX, AND ONLY ONE BOX, IF YOU WANT TO TENDER YOUR COMMON SHARES. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, YOUR COMMON SHARES WILL NOT BE PROPERLY TENDERED.

COMMON SHARES TENDERED AT A PRICE DETERMINED BY YOU:

By checking one of the boxes below instead of the box under “COMMON SHARES TENDERED AT A PRICE DETERMINED PURSUANT TO THE OFFER,” you are tendering Common Shares at the price indicated. If the Purchase Price (as defined below) is less than the price you indicate below, none of your Common Shares will be purchased. If you want to tender portions of your Common Shares at more than one price, you must complete a separate Letter of Transmittal for each price at which you tender Common Shares. The same Common Shares cannot be tendered at more than one price.

PRICE (IN DOLLARS) PER COMMON SHARE AT WHICH COMMON SHARES ARE BEING TENDERED

☐ $4.30	☐ $4.59	☐ $4.89	☐ $5.18
☐ $4.40	☐ $4.69	☐ $4.99	☐ $5.28
☐ $4.50	☐ $4.79	☐ $5.09	☐ $5.38

OR

COMMON SHARES TENDERED AT A PRICE DETERMINED PURSUANT TO THE OFFER:

☐	By checking THIS ONE BOX INSTEAD OF ONE OF THE PRICE BOXES ABOVE, you are tendering Common Shares and are willing to accept the Purchase Price in accordance with the terms of our Offer. This action will maximize the chance of having the Company purchase your Common Shares (subject to the possibility of proration). Note this could result in your receiving a price per share as low as $4.30.

ODD LOTS

As described in Section 1 of the Offer to Purchase, under certain conditions, holders owning fewer than 100 Common Shares may have all of their Common Shares accepted for payment before any proration of other tendered Common Shares. This preference is not available to partial tenders, or to beneficial or record holders of an aggregate of 100 or more Common Shares, even if these holders have separate accounts representing fewer than 100 Common Shares. Accordingly, this section is to be completed only if Common Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Common Shares. The undersigned either (check one box):

☐	is the beneficial or record owner of fewer than 100 Common Shares in the aggregate, all of which are being tendered; or

☐	is a broker, dealer, commercial bank, trust company, or other nominee (a) tendering for the beneficial owner(s) Common Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), each such person is the beneficial owner of an aggregate of fewer than 100 Common Shares and is tendering all of such Common Shares.

In addition, the undersigned is tendering Common Shares either (check one box):

☐	at the Purchase Price; or

☐	at the price per share indicated above in the section captioned “Price per Share at which Common Shares Are Being Tendered.”

CONDITIONAL TENDER

(See Instruction 13)

You may condition your tender of Common Shares on the Company’s purchase of a specified minimum number of your tendered Common Shares, all as described in Section 6 of the Offer to Purchase. Unless the minimum number of Common Shares you indicate below is purchased by us in our Offer, none of the Common Shares you tender will be purchased. It is your responsibility to calculate the minimum number of Common Shares that must be purchased if any are purchased, and you are urged to consult your own tax advisors or financial advisors before completing this section. Unless the following box has been checked and a minimum number of Common Shares specified, your tender will be deemed unconditional.

☐	The minimum number of Common Shares that must be purchased, if any are purchased, is Common Shares.

If, because of proration, the minimum number of Common Shares you designated above will not be purchased, we may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your Common Shares and checked the following box:

☐	The tendered Common Shares represent all Common Shares held by me.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 6, 7 and 8)

You may check one, both or none of the boxes below, as applicable.

☐	Check this box and complete the box below ONLY if you want certificate(s) for Common Shares not tendered or not purchased to be mailed to someone other than you or to you at an address other than the one shown above.

☐	Check this box and complete the box below ONLY if you want any check for the aggregate net purchase price, where such check is to be issued in your name, to be issued to someone other than you.

Name:
Address (OTHER THAN A POST OFFICE BOX IF THE FIRST BOX ABOVE IS CHECKED):
Social Security or Tax Identification Number:

NOTE:

SIGNATURES MUST BE PROVIDED IN THE BOX LABELED

“IMPORTANT—HOLDERS SIGN HERE”

IF YOU WANT TO TENDER YOUR COMMON SHARES,

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LETTER OF TRANSMITTAL

To Computershare Trust Company, N.A.:

The undersigned hereby tenders to Vicor Corporation, a Delaware corporation (“Vicor”), the above-described Common Shares of Vicor common stock, $0.01 par value per share at the price per share indicated in this Letter of Transmittal, to the seller in cash, without interest, upon the terms, and subject to the conditions, set forth in the offer to purchase (the “Offer to Purchase”), dated November 26, 2012, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, together with the Offer to Purchase, as amended or supplemented from time to time, together constitute the “Offer.”

Subject to, and effective upon, acceptance for payment of the Common Shares tendered in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, Vicor all right, title and interest in and to all Common Shares tendered and orders the registration of all Common Shares tendered by book-entry transfer that are purchased under the Offer to or upon the order of Vicor and irrevocably constitutes and appoints the Computershare Trust Company, N.A. (the “Depositary”) as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Common Shares with full knowledge that the Depositary also acts as the agent of Vicor, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

1.	deliver certificate(s) representing the Common Shares or transfer ownership of the Common Shares on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Vicor upon receipt by the Depositary, as the undersigned’s agent, of the purchase price with respect to the Common Shares;

2.	present certificates for the Common Shares for cancellation and transfer (with the Common Shares underlying such certificates to be retired and restored to the status of authorized but unissued stock) on Vicor books; and

3.	receive all benefits and otherwise exercise all rights of beneficial ownership of the Common Shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned covenants, represents and warrants to Vicor:

1.	the undersigned has full power and authority to tender, sell, assign and transfer the Common Shares tendered hereby and, when and to the extent accepted for payment, Vicor will acquire good, marketable and unencumbered title to the tendered Common Shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Common Shares, and not subject to any adverse claims;

2.	the undersigned understands tenders of Common Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation and warranty that (a) the undersigned has a “net long position,” within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, in the Common Shares or equivalent securities at least equal to the Common Shares being tendered, and (b) the tender of Common Shares complies with Rule 14e-4; and

3.	the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Vicor to be necessary or desirable to complete the sale, assignment and transfer of the Common Shares tendered.

The undersigned understands Vicor’s acceptance of Common Shares tendered pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Vicor upon the terms and subject to the conditions of the Offer. The undersigned acknowledges under no circumstances will Vicor pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates evidencing Common Shares tendered. The certificate numbers, the number of Common Shares evidenced by the certificates, the number of Common Shares that the undersigned wishes to tender, and the price at which the Common Shares are being tendered should be set forth in the appropriate boxes above.

The undersigned understands Vicor will determine a single per share price, not less than $4.30 nor greater than $5.38, it will pay for Common Shares properly tendered, taking into account the number of Common Shares tendered and the prices specified by tendering holders. Vicor will select the lowest price per share specified by tendering holders (the “Purchase Price”) enabling Vicor to purchase Common Shares with an aggregate value of $20 million or, if Common Shares with an aggregate value of less than $20 million are properly tendered at or below the maximum price of $5.38 per share, the highest price at which Common Shares were properly tendered and not properly withdrawn. All Common Shares acquired in the Offer will be acquired at the Purchase Price. All Common Shares properly tendered at prices equal to or below the Purchase Price and not properly withdrawn will be purchased, subject to the conditions of the Offer, odd lot priority, proration and conditional tender provisions described in the Offer to Purchase. Common Shares tendered at prices in excess of the Purchase Price and Common Shares not purchased because of the odd lot priority, proration or conditional tenders will be returned without expense to the holder. We will not purchase fractional Common Shares, and the total number of Common Shares we purchase will be rounded down to the largest number of whole Common Shares that can be purchased for $20 million.

The undersigned recognizes under the circumstances set forth in the Offer to Purchase, Vicor will not be required to accept for payment or pay for any Common Shares tendered, may terminate or amend the Offer, and may postpone the acceptance for payment of, or the payment for, Common Shares tendered. The undersigned understands certificate(s) for any Common Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated in the box entitled “Special Delivery Instructions” above. The undersigned acknowledges Vicor has no obligation, pursuant to the “Special Delivery Instructions” box, to transfer any certificate for Common Shares from the name of its registered holder(s), or to order the registration or transfer of any Common Shares tendered by book-entry transfer, if Vicor does not purchase any of the Common Shares represented by such certificate or tendered by such book-entry transfer.

The undersigned understands Depositary’s bank draft for the aggregate net purchase price for the Common Shares tendered and purchased will be issued payable to the order of the undersigned and mailed to the address indicated herein, unless otherwise indicated in the box entitled “Special Delivery Instructions” above.

All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned.

Except as stated in the Offer to Purchase, this tender is irrevocable.

[Signature page below.]

IMPORTANT—HOLDERS SIGN HERE

NOTE: The registered holder(s) must sign this document exactly as name(s) appear(s) on certificates(s) for Common Shares or on a security position listing or the person(s) authorized to become the registered holder(s) by certificates and documents transmitted with this Letter of Transmittal must sign this document. If a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity is signing this document, please set forth your full title and see Instruction 6.

Signature:

Dated:

Name(s) (please print):

Fiduciary or Representative Capacity (Full Title):

Address:

Daytime Area Code and Telephone Number:

Tax Identification or Social Security Number:
(See Form W-9)

APPLY MEDALLION GUARANTEE STAMP BELOW

(See Instructions 1 and 6)

PLEASE COMPLETE AND RETURN THE ACCOMPANYING FORM W-9

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
Check appropriate box for federal tax classification:
	☐ Individual/Sole Proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
	☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ☐ Other (see instructions.)									☐	Exempt payee
Address (number, street, and apt. or suite no.)
	City, state, and ZIP code					Requester’s name and address (optional)
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social Security number:
	–	–

Employer Identification number:
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1.	Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2.	Certify that you are not subject to backup withholding, or

3.	Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

—	An individual who is a U.S. citizen or U.S. resident alien,

—	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

—	An estate (other than a foreign estate), or

—	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

Form W-9 (Rev. 12-2011)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

—	The U.S. owner of a disregarded entity and not the entity,

—	The U.S. grantor or other owner of a grantor trust and not the trust, and

—	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1.	The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2.	The treaty article addressing the income.

3.	The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4.	The type and amount of income that qualifies for the exemption from tax.

5.	Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1.	You do not furnish your TIN to the requester,

2.	You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3.	The IRS tells the requester that you furnished an incorrect TIN,

4.	The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5.	You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Form W-9 (Rev. 12-2011)	Page 3

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1.	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2.	The United States or any of its agencies or instrumentalities,

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4.	A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5.	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.	A corporation,

7.	A foreign central bank of issue,

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9.	A futures commission merchant registered with the Commodity Futures Trading Commission,

10.	A real estate investment trust,

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940,

12.	A common trust fund operated by a bank under section 584(a),

13.	A financial institution,

14.	A middleman known in the investment community as a nominee or custodian, or

15.	A trust exempt from tax under section 664 or described in section 4947.

The following chart shows payment types that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1.	Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2.	Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3.	Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4.	Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

Form W-9 (Rev. 12-2011)	Page 4

5.	Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor *
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Form W-8BEN (Rev. February 2006) Department of the Treasury Internal Revenue Service

Certificate of Foreign Status of Beneficial Owner

for United States Tax Withholding

▶  Section references are to the Internal Revenue Code.     ▶  See separate instructions.

▶  Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Please print or type

Do not use this form for: Instead, use Form:

•	A U.S. citizen or other U.S. person, including a resident alien individual W-9
•	A person claiming that income is effectively connected with the conduct of a trade or business in the United StatesW-8ECI
•	A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions)W-8ECI or W-8IMY
•

A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions)W-8ECI or W-8EXP

Note: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.

•	A person acting as an intermediary W-8IMY

Note: See instructions for additional exceptions.

Part I	Identification of Beneficial Owner (See instructions.)

1. Name of individual or organization that is the beneficial owner	2. Country of Incorporation or organization

3.	Type of beneficial owner:	☐ Individual	☐ Corporation	☐ Disregarded Entity	☐ Partnership	☐ Simple Trust
	☐ Grantor trust ☐ Central Bank of Issue	☐ Complex Trust ☐ Tax-exempt organization	☐ Estate ☐ Private foundation	☐ Government	☐ International Organization

4. Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.
City or town, state or province. Include postal code where appropriate.	Country (do not abbreviate)
5. Mailing address (if different from above)
City or town, state or province. Include postal code where appropriate	Country (do not abbreviate)
6. U.S. taxpayer identification number, if required (see instructions) ☐ SSN or ITIN ☐ EIN	7. Foreign tax identifying number, if any (optional)
8. Reference number(s) (see instructions)

Part II	Claim of Tax Treaty Benefits (if applicable)

  9.    I certify that (check all that apply)

a.	☐	The beneficial owner is a resident of within the meaning of the income tax treaty between the United States and that country.
b.	☐	If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).
c.	☐	The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).
d.	☐	The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).
e.	☐	The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

10.    Special rates and conditions (if applicable—see instructions): The beneficial owner is claiming the provisions of Article  of the treaty identified on line 9a above to claim a  % rate of withholding on (specify type of income):

Explain the reasons the beneficial owner meets the terms of the treaty article.

Part III	Notional Principal Contracts

11.	☐	I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.

Part IV	Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct and complete. I further certify under penalties of perjury that:

1.	I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates
2.	The beneficial owner is not a U.S. person,
3.	The income to which this form relates is (a) not effectively connected with the conduct of a trade or business in the United States, (b) effectively connected but is not subject to tax under an income tax treaty, or (c) the partner’s share of a partnership’s effectively connected income, and
4.	For broker transaction or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here	▶
		Signature of beneficial owner (or individual authorized to sign for beneficial owner)	Date (MM-DD-YYYY)	Capacity in which acting

For paperwork Reduction Act Notice, see separate instructions.			Cat. No. 25047Z Form W-8BEN (Rev. 2-2006)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.	Signature Guarantees and Method of Delivery.

No signature guarantee is required if:

(a)	the Letter of Transmittal is signed by the registered holder of the Common Shares tendered and the holder has not completed either the box entitled “Special Delivery Instructions”;

(b)	the box entitled “Special Payment Instructions” in the Letter of Transmittal is not completed; or

(c)	Common Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, NASDAQ OMX Group, Inc., Medallion Signature Program, the Stock Exchange Medallion Program, or an “eligible guarantor institution,” as the term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an “Eligible Institution”).

If a certificate for Common Shares is registered in the name of a person other than the person executing a Letter of Transmittal, or if payment is to be made, or Common Shares not purchased or tendered are to be issued to a person other than the registered holder of the certificate surrendered, then the tendered certificate must be endorsed or accompanied by an appropriate stock power, signed in either case exactly as the name of the registered holder appears on the certificate, with the signature guaranteed by an Eligible Institution.

2.	Requirements of Tender.

This Letter of Transmittal is to be completed by holders either if certificates are to be forwarded herewith or, unless an agent’s message (as defined below) is utilized, if delivery of Common Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase.

For Common Shares to be tendered properly in the Offer: the certificates for the Common Shares, or confirmation of receipt of the Common Shares pursuant to the procedure for book-entry transfer set forth below, together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile of the Letter of Transmittal, including any required signature guarantees, or an agent’s message (as defined below) in the case of a book-entry transfer, and any other documents required by the Letter of Transmittal, must be received prior to the Expiration Date by the Depositary at its address set forth on the back cover page of this Offer to Purchase; or the tendering holder must, prior to the Expiration Date, comply with the guaranteed delivery procedure set forth below and in Section 3 of the Offer to Purchase.

If a holder desires to tender Common Shares in the Offer and the holder’s Common Share certificates are not immediately available or cannot be delivered to the Depositary prior to the Expiration Date (or the procedures for book-entry transfer cannot be completed on a timely basis), or if time will not permit delivery of all required documents to the Depositary prior to the Expiration Date, the Common Shares may still be tendered pursuant to the procedures forth in Section 3 of the Offer to Purchase. Pursuant to those procedures, all of the following conditions must be satisfied: (i) the tender is made by or through an Eligible Institution; (ii) the Depositary receives by hand, mail, overnight courier or facsimile transmission, prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form the Company has provided with this Offer to Purchase, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and (iii) the certificates for all tendered Common Shares, in proper form for transfer (or confirmation of book-entry transfer of the Common Shares into the Depositary’s account at DTC), together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile of the Letter of Transmittal, or an agent’s message (as defined below) in the case of a book-entry transfer, and any required signature guarantees and other documents required by the Letter of Transmittal, are received by the Depositary within three business days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery. The

term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the participant tendering Common Shares through DTC that such participant has received, and agrees to be bound by, the terms of this Letter of Transmittal and that the Company may enforce such agreement against that participant.

The method of delivery of all documents, including certificates for Common Shares, this Letter of Transmittal and any other required documents, including delivery through DTC, is at the sole election and risk of the tendering holder. Common Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional Common Shares will be purchased. All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their Common Shares.

3.	Inadequate Space.

If the space provided in the box entitled “Description of Common Shares Tendered” in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of Common Shares should be listed on a separate signed schedule attached hereto.

4.	Partial Tenders (Not Applicable to Holders Who Tender by Book-Entry Transfer).

If fewer than all the Common Shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of Common Shares that are to be tendered in the box entitled “Number of Common Shares Tendered.” In that case, if any tendered Common Shares are purchased, new certificate(s) for the remainder of the Common Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the acceptance for payment of, and payment for, the Common Shares tendered herewith. All Common Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.	Indication of Price at Which Common Shares Are Tendered.

For Common Shares to be properly tendered, the holder must either (1) check the box indicating the price per Common Share at which such holder is tendering Common Shares under the section captioned “Price (in Dollars) per Common Share at Which Common Shares Are Being Tendered” or (2) check the box in the section captioned “Purchase Price Tender” in order to maximize the chance of having the Company purchase all of the Common Shares tendered (subject to the possibility of proration) (holders should understand this election may lower the Purchase Price and could result in the tendered Common Shares being purchased at the minimum price of $4.30 per Common Share). For purposes of determining the price at which tendered Common Shares will be purchased by the Company, those Common Shares tendered by holders agreeing to accept the price determined in the Offer will be deemed to be tendered at the minimum price of $4.30. Selecting option (1) could result in none of the holder’s tendered Common Shares being purchased if the Purchase Price for the Common Shares determined by the Company is less than the price indicated by the holder. Selecting option (2) may lower the Purchase Price and could result in the holder receiving the minimum price of $4.30 per Common Share. Only one box under (1) or (2) may be checked. If more than one box is checked, or if no box is checked, there is no proper tender of Common Shares. A holder wishing to tender portions of such holder’s Common Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such holder wishes to tender each such portion of such holder’s Common Shares. The same Common Shares cannot be tendered at more than one price unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase.

6.	Signatures on Letter of Transmittal, Stock Powers and Endorsements.

If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the Common Shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

If any Common Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing, and proper evidence satisfactory to the Company of his or her authority to so act must be submitted with this Letter of Transmittal and any such certificates or stock powers must be guaranteed by an eligible institution. If this Letter of Transmittal is signed by the registered owner(s) of the Common Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for Common Shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an eligible institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Common Shares tendered hereby, or if payment is to be made or certificate(s) for Common Shares not tendered or not purchased are to be issued to a person other than the registered owner(s), the certificate(s) representing such Common Shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an eligible institution. See Instruction 1.

7.	Stock Transfer Taxes.

The Company will pay all stock transfer taxes, if any, payable on the transfer of Common Shares purchased pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or (in the circumstances permitted by the Offer) if unpurchased Common Shares are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person signing the Letter of Transmittal, the amount of all stock transfer taxes, if any (whether imposed on the registered holder or the other person), payable on account of the transfer to the person, will be deducted from the Purchase Price unless satisfactory evidence of the payment of the stock transfer taxes, or exemption from payment of the stock transfer taxes, is submitted to the Depositary.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

8.	Special Payment and Delivery Instructions.

If a bank check for the purchase price of any Common Shares accepted for payment is to be issued in the name of, and/or certificates for any Common Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a bank check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed and signatures must be guaranteed as described in Instructions 1 and 6.

9.	Determination of Validity; Rejection of Common Shares; Waiver of Defects; No Obligation to Give Notice of Defects.

All questions as to the number of Common Shares to be accepted, the Purchase Price to be paid for Common Shares to be accepted and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of Common Shares will be determined by the Company, in its sole discretion and will be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of any Common Shares that it determines are not in proper form or the acceptance for payment of or payment for which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer prior to the Expiration Date with respect to all tendered Common Shares. The Company also reserves the absolute right to waive any defect or irregularity in any tender with respect to any particular Common Shares, whether or not the Company waives similar defects or irregularities in the case of any other holder. No tender of Common Shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering holder or waived by the Company. The Company will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender of Common Shares. None of the Company, the Depositary, the Information Agent, or any other person will be obligated to give notice of any defects or irregularities in tenders, nor will any of them incur any liability for failure to give any such notice.

10.	U.S. Federal Income Tax Backup Withholding.

Under the U.S. federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 28% of the gross proceeds payable to a tendering holder or other payee who is a “U.S. Holder” (as defined in Section 14 of the Offer to Purchase) must be withheld and remitted to the Internal Revenue Service (the “IRS”), unless the tendering holder or other payee provides the appropriate taxpayer identification number (employer identification number or social security number) to the Depositary (as payor) and certifies under penalties of perjury the number is correct or otherwise establishes an exemption. Therefore, each tendering holder that is a U.S. Holder should complete and sign the Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless the holder otherwise establishes to the satisfaction of the Depositary the holder is not subject to backup withholding. If a U.S. Holder does not provide the Depositary with the correct taxpayer identification number, the U.S. Holder may be subject to penalties imposed by the IRS. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS in accordance with its refund procedures.

Certain “exempt recipients” (including, among others, all corporations and certain Non-U.S. Holders (as defined in Section 14 of the Offer to Purchase)), are not subject to backup withholding. In order for a Non-U.S. Holder (other than a partnership) to qualify as an exempt recipient, that holder must submit an IRS Form W-8BEN, W-8IMY (with any required attachments), W-8ECI, or W-8EXP, as applicable (which may be obtained on the IRS website (www.irs.gov)), signed under penalties of perjury, attesting to that holder’s exempt status.

11.	Requests for Assistance or Additional Copies.

Questions and requests for assistance may be directed to the Information Agent at the telephone numbers and addresses set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery should be directed to the Information Agent. The Information Agent will promptly furnish to holders additional copies of these materials at the Company’s expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

12.	Lost, Destroyed or Stolen Certificates.

If your certificate for part or all of your Common Shares has been lost, stolen, destroyed or mutilated, you should contact Computershare Trust Company, N.A., the Depositary and the Company’s transfer agent for the Common Shares, at (800) 546-5141, for instructions as to obtaining an Affidavit of Loss. The executed Affidavit of Loss will then be required to be submitted together with this completed Letter of Transmittal in order to receive payment for Common Shares you tender. When completing this Letter of Transmittal, you must check the box under the heading “ADDITIONAL INFORMATION REGARDING TENDERED SHARES” indicating lost, stolen, destroyed or mutilated certificates. In certain circumstances, you may be required to pay a fee. In addition, a bond may be required to be posted by you to secure against the risk the certificates may be subsequently re-circulated. You are urged to contact Computershare Trust Company, N.A., immediately in order to receive further instructions, to permit timely processing of this documentation, and for a determination as to whether you will need to pay a fee or post a bond.

13.	Conditional Tenders.

As described in Sections 1 and 6 of the Offer to Purchase, and subject to the exception for Odd Lot Holders, holders may condition their tenders on all or a minimum number of their tendered Common Shares being purchased.

If you wish to make a conditional tender, you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of Common Shares that must be purchased from you if any are to be purchased from you.

As discussed in Sections 1 and 6 of the Offer to Purchase, proration may influence whether the Company accepts conditional tenders and may result in Common Shares tendered pursuant to a conditional tender being deemed withdrawn if the required minimum number of Common Shares would not be purchased. If, because of proration, the minimum number of Common Shares you designate are not purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your Common Shares and checked the box so indicating. Upon selection by lot, if any, the Company will limit its purchase in each case to the designated minimum number of Common Shares.

All tendered Common Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed.

The conditional tender alternative is made available so that a holder may seek to structure the purchase of Common Shares pursuant to the Offer in such a manner that the purchase will be treated as a sale of such Common Shares by the holder, rather than the payment of a dividend to the holder, for U.S. federal income tax purposes. It is the tendering holder’s responsibility to calculate the minimum number of Common Shares that must be purchased from the holder in order for the holder to qualify for sale treatment rather than dividend treatment. Each holder is urged to consult his or her own tax advisor. See Section 14 of the Offer to Purchase.

IMPORTANT

This Letter of Transmittal, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Depositary prior to the Expiration Date and either certificates for tendered Common Shares must be received by the Depositary or Common Shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Date, or the tendering holder must comply with the procedures for guaranteed delivery.

This Letter of Transmittal, certificates for Common Shares and any other required documents should be sent or delivered by each holder of the Company or his or her bank, broker, dealer, trust company or other nominee to the Depositary as follows:

The Depositary for the Offer is:

Computershare Trust Company, N.A.

By Overnight Courier:	By Mail:

Computershare Trust Company, N.A., Attn Corp Actions 250 Royall St, Suite V Canton, MA 02021	Computershare Trust Company, N.A., Attn Corp Actions P.O. Box 43011 Providence, RI 02940-3011

By Facsimile Transmission:

For Eligible Institutions Only: (617) 360-6810

For Confirmation Only Telephone: (781) 575-2332

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary.

Questions and requests for assistance may be directed to the Information Agent at the telephone number and location listed below. You may also contact your bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

199 Water Street, 26th floor

New York, NY 10038

Banks and Brokers call (212) 440-9800

All others call toll-free (888) 605-7561